Exhibit 99.2



                         PRO FORMA FINANCIAL INFORMATION

      The following unaudited pro forma consolidated condensed combined balance sheet as of December 31, 2003 and the unaudited pro forma consolidated condensed combined statement of income for the year ended December 31, 2003 give effect to the merger, accounted for as a purchase.

      The unaudited pro forma consolidated condensed combined financial information is based on the historical consolidated financial statements of Provident Bankshares and Southern Financial under the assumptions and adjustments set forth in the accompanying notes, provided that the historical financial information set forth for Southern Financial assumes the completion of Southern Financial's acquisition of Essex Bancorp as of the dates and at the beginning of the periods presented. The unaudited pro forma consolidated condensed combined balance sheet gives effect to the merger as if the merger had been consummated as of December 31, 2003. The unaudited pro forma consolidated condensed combined income statement gives effect to the merger as if the merger had been consummated at the beginning of the period presented. The unaudited pro forma consolidated condensed combined financial statements do not give effect to the anticipated cost savings in connection with the merger.

      The historical consolidated financial statements of Essex Bancorp and pro forma financial information regarding Southern Financial's acquisition of Essex Bancorp are included in Southern Financial's Current Report on Form 8-K, as filed on March 11, 2004.

      Pro forma per share amounts for the combined company are based on a 1.0875 exchange ratio.


UNAUDITED PRO FORMA CONSOLIDATED CONDENSED COMBINED BALANCE SHEET
As of December 31, 2003

                                                                  PROVIDENT     SOUTHERN      PRO-FORMA         PRO-FORMA
(IN THOUSANDS)                                                    BANKSHARES    FINANCIAL     ADJUSTMENTS       COMBINED
============================================================================================================================
Assets
Cash and due from banks                                       $    127,048   $      38,414  $ (113,400)  C, L   $    52,062
Short-term investments                                               1,137         118,911                          120,048
Mortgage loans held for sale                                         5,016          10,496                           15,512
Securities held to maturity                                              -         288,118    (288,118)   D,E             -
Securities available for sale                                    2,086,510         128,817    (131,327) D,E,L     2,084,000
Total Loans                                                      2,784,546         769,306      14,549      E     3,568,401
Less:  Allowance for loan losses                                    35,539          11,948                           47,487
-------------------------------------------------------------------------------------------                   --------------
     NET LOANS                                                   2,749,007         757,358      14,549            3,520,914
-------------------------------------------------------------------------------------------                   --------------
Premises and equipment, net                                         49,575          13,210      (1,000)     E        61,785
Goodwill                                                             7,692          32,047     182,745      E       222,484
Intangibles                                                          1,240          10,746       7,023      F        19,009
Other assets                                                       180,623          57,902       5,355   G, L       243,880
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                  $  5,207,848   $   1,456,019  $ (324,173)         $ 6,339,694
============================================================================================================================

LIABILITIES
Deposits:
  Noninterest-bearing                                         $    579,058   $     184,463         $ -          $   763,521
  Interest-bearing                                               2,500,491         869,150         807            3,370,448
-------------------------------------------------------------------------------------------------------       --------------
    TOTAL DEPOSITS                                               3,079,549       1,053,613         807            4,133,969
-------------------------------------------------------------------------------------------------------       --------------
Short-term borrowings                                              627,861         137,959                          765,820
Long-term debt                                                   1,012,301          71,796    (418,001)  E, L       666,096
Trust preferred securities                                         141,000          23,000         854      E       164,854
Other liabilities                                                   22,372          30,566                           52,938
-------------------------------------------------------------------------------------------------------       --------------
  TOTAL LIABILITIES                                              4,883,083       1,316,934    (416,340)           5,783,677
-------------------------------------------------------------------------------------------------------       --------------
STOCKHOLDERS' EQUITY

Common stock                                                        32,214              71       7,676      H        39,961
Capital surplus                                                    298,928         137,919      92,024      H       528,871
Retained earnings                                                  153,545               -      (6,438)     L       147,107
Net accumulated other comprehensive income (loss)                   (6,589)          1,095      (1,095)     H        (6,589)
Treasury stock at cost                                            (153,333)              -                         (153,333)
-------------------------------------------------------------------------------------------------------       --------------
  TOTAL STOCKHOLDERS' EQUITY                                       324,765         139,085      92,167              556,017
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $  5,207,848   $   1,456,019  $ (324,173)         $ 6,339,694
============================================================================================================================


UNAUDITED PRO FORMA CONSOLIDATED CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2003



                                                       Provident         Southern     Pro Forma           Proforma
(dollars in thousands, except per share data)         Bankshares         Financial   Adjustments          Combined
                                                    ----------------   ----------------------------     --------------
INTEREST INCOME:
  Loans, including fees                              $      147,865     $     53,842   $   (2,238)  I     $   199,469
  Investment securities                                      92,254           14,874      (11,125)  I, L       96,003
                                                    ----------------   ---------------------------      --------------
    Total interest income                                   240,119           68,716      (13,363)            295,472
                                                    ----------------   ---------------------------      --------------
INTEREST EXPENSE:
  Deposits                                                   47,550           15,848            -              63,398
  Borrowings                                                 43,689            4,996       (7,594)  I, L       41,091

                                                    ----------------   ---------------------------      --------------
    Total interest expense                                   91,239           20,844       (7,594)            104,489
                                                    ----------------   ---------------------------      --------------
Net interest income                                         148,880           47,872       (5,769)            190,983
  Less provision for loan losses                              9,936            5,239                           15,175
                                                    ----------------   ----------------------------     -------------
Net interest income, after provision for loan losses        138,944           42,633       (5,769)            175,808
                                                    ----------------   ---------------------------      --------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                        75,984            4,071                           80,055

  Net gains (losses)                                         (4,379)           1,701       (8,214)  L         (10,892)
  Other non-interest income                                  16,768            3,915                           20,683
                                                    ----------------   ---------------------------      --------------
    Total non-interest income                                88,373            9,687       (8,214)             89,846
                                                    ----------------   ---------------------------      --------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                             79,354           16,688                           96,042
  Occupancy, equipment and external processing               48,771            6,508                           55,279
  Other non-interest expense                                 30,322            8,926        1,777   J          41,025
                                                    ----------------   ---------------------------      --------------
    Total non-interest expense                              158,447           32,122        1,777             192,346
                                                    ----------------   ---------------------------      --------------
Income before income taxes                                   68,870           20,198      (15,760)             73,308
Income tax expense                                           17,415            6,617       (6,233)             17,799
                                                    ----------------   ----------------------------     --------------
Net income                                           $       51,455     $     13,581   $   (9,527)        $    55,509
                                                    ================   ============================     ==============

NET INCOME PER SHARE AMOUNTS:
  Basic                                              $         2.10     $       1.93                      $      1.72
  Diluted                                            $         2.05             1.87                             1.69

WEIGHTED AVERAGE COMMON SHARES:
  Basic                                                  24,494,659        7,037,000      710,395   K      32,242,054
  Diluted                                                25,142,075        7,273,000      474,395   K      32,889,470

                      PROVIDENT BANKSHARES CORPORATION AND
                        SOUTHERN FINANCIAL BANCORP, INC.
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                                    CONDENSED
                          COMBINED FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

NOTE A

      The unaudited pro forma consolidated condensed combined balance sheet of Provident and subsidiaries and Southern Financial and subsidiaries at December 31, 2003 has been prepared as if the merger had been consummated on that date. The unaudited pro forma consolidated condensed combined statement of income for the year ended December 31, 2003 has been prepared as if the merger had been consummated at the beginning of the period presented. The unaudited pro forma consolidated condensed combined financial statements are based on the historical financial statements of Provident Bankshares and pro forma financial statements of Southern Financial after giving effect to Southern Financial's acquisition of Essex Bancorp and give effect to the merger under the purchase method of accounting and the assumptions and adjustments in the notes that follow.

      Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma consolidated condensed combined financial statements are summarized as follows:

            (i) Estimated fair values--The estimated fair value and resulting net discount/premium on securities held-to-maturity and loans, respectively, for purposes of these pro forma financial statements, is being accreted/amortized to interest income on a sum-of-the-years digits method over seven and twelve years, respectively. The actual discount/premium will be accreted/amortized to interest income to produce a constant yield to maturity. The resulting net premium and discount on deposits and borrowings, respectively, is being amortized/accreted into interest expense on a sum-of-the-years digits method over their remaining estimated lives.

            (ii) Income taxes--A net deferred tax asset was recorded equal to the deferred tax consequences associated with the differences between the tax basis and book basis of the assets acquired and liabilities assumed, using an effective tax rate of 39.55%. Provident Bankshares' actual effective tax rate for 2003 was 25.3% and Southern Financial's actual effective tax rate for 2003 was 32.60%. Provident Bankshares calculated the expected pro forma effective tax rate on the basis of federal, state, and local statutory tax rates.

      Certain reclassifications have been made to Southern Financial's financial information in order to conform to Provident Bankshares' financial information.

NOTE B

Purchase Price of Southern Financial

Southern Financial common stock outstanding (pro forma to include Essex
   Bancorp merger)                                                           7,124,041 (1)
Exchange ratio                                                                  1.0875
Total Provident Bankshares common stock to be issued                         7,747,395
Purchase price per Provident Bankshares common share                      $      30.68 (2)
                                                                          ------------
                                                                          $237,690,066
                                                                          ------------
Cash payment to Southern Financial shareholders                                                $ 79,254,956 (1)
Cash-out of stock options, net of tax                                                          $  7,399,674 (3)
Estimated transaction costs, net of tax                                                        $  7,691,445 (4)(5)
                                                                                               ------------
      Total purchase price                                                                     $332,036,141
                                                                                               ============
----------------------
(1)  Based on shares of Southern Financial common stock outstanding as of
     December 31, 2003 after giving effect to the shares to be issued in connection with Southern Financial's acquisition of Essex Bancorp.
(2)  Based on the average per share closing price of Provident Bankshares common stock from October 29, 2003 through November 6, 2003.
(3)  Based on 39.55% tax rate. Assumes all outstanding Southern Financial stock options are exchanged for cash and no Southern Financial stock options are exchanged for Provident Bankshares stock options. At December 31, 2003, there were 423,710 options to purchase shares of Southern Financial common stock at a weighted average price of $15.61.
(4)  Based on 35.90% tax rate assuming certain expenses are not deductible for tax purposes. Estimated transaction costs, net of tax, are $7.7 million, as follows:

                                                        (IN THOUSANDS)
                                                       ---------------
     Merger-related compensation and severance          $      5,749
     Professional services                                     2,100
     Facilities, conversion and other expense                  4,151
                                                        ------------
          Sub-total                                           12,000
     Tax (effective rate 35.90%)                              (4,309)
                                                        ------------
          Estimated transaction cost, net of tax        $      7,691
                                                        ============

(5) Excludes approximately $500,000 in merger associated expenses, net of tax, which are considered material non-recurring charges.

NOTE C

      Reflects cash paid in exchange for Southern Financial common stock totaling $79,255,000, payments for the cash-out of stock options for $12,241,000 and transaction costs of $12,000,000.

NOTE D

      Reflects transfer of $288,118,000 of securities held-to-maturity to securities available for sale plus a fair value adjustment of $555,000.

NOTE E

      Purchase accounting adjustments are estimated as follows:

                                                                        (IN THOUSANDS)
                                                                        ---------------

      Southern Financial's net assets--pro forma at December 31, 2003   $   139,085
      Fair value adjustment (1):
      Loans                                                                  14,549
      Deposits                                                                 (807)
      Borrowings                                                             (1,999)
      Trust preferred securities                                               (854)
      Securities held-to-maturity                                               555
      Premises and equipment                                                 (1,000)
                                                                         ----------
                                                                             10,444
      Tax effect of fair value adjustments at 39.55%                         (4,131)
                                                                         ----------
      Total net fair value adjustments to net assets acquired                 6,313
      Elimination of all of Southern Financial's intangible assets (3)      (45,923)
                                                                         ----------
      Adjusted net assets acquired                                       $   99,475
                                                                         ==========

The excess of cost over the fair value of the net assets acquired is set forth below:
                                                                  (IN THOUSANDS)
                                                                 ---------------

Total cost:
      Stock portion of exchange (4)                              $     237,690
      Cash portion of exchange                                          79,255
      Cash-out of stock options, net of tax                              7,400
      Transaction cost, net of tax                                       7,691
                                                                 -------------
Sub-total                                                              332,036
      Net assets acquired                                               99,475
                                                                 -------------
Total excess of cost over fair value of net assets acquired (2)  $     232,561
                                                                 =============
-----------------------
(1) Fair value adjustments in accordance with purchase accounting under generally accepted accounting principles.
(2) Composed of $214,792,000 in goodwill and $17,769,000 in core deposit intangible.
(3) Composed of $32,047,000 in goodwill, $10,746,000 in core deposit intangible and $3,130,000 in goodwill associated with the 24.9% stake in LoanCare.
(4)  Issuance of 7,747,395 shares of Provident Bankshares common stock.

NOTE F

      Reflects core deposit intangible created, which is estimated to be $17,769,000 net of the elimination of Southern Financial's core deposit intangible of $10,746,000.

NOTE G

      Reflects $5,019,000 of taxes associated with fair value adjustments and transaction costs, net of the write-down of $3,130,000 associated with goodwill on LoanCare.

NOTE H

      Issuance of Provident Bankshares common stock of $237,690,000 and elimination of Southern Financial's equity of $139,085,000.

NOTE I

      Pro forma adjustments to interest income and interest expense were calculated as follows:

                                                                                FOR THE YEAR
                                                                                    ENDED
                                                                                DECEMBER 31,
                                                                                    2003
                                                                              ---------------
                                                                               (IN THOUSANDS)

Amortization of premium on securities (7 years using
   sum-of-the-years digits method)                                             $      (246)
Amortization of premium on loans (12 years using sum-of-the-years
   digits method)                                                                   (2,238)
                                                                               -----------
      Total net adjustments--interest income                                   $    (2,484)
                                                                               ===========
Amortization of premium on deposits (3 years using
   sum-of-the-years digits method)                                             $       403
Amortization of premium on borrowings (6 years using
   sum-of-the-years digits method)                                                     571
Amortization of premium on trust preferred securities (5 years
   using sum-of-the-years digits method)                                               285
Interest expense on issuance of $71,000,000 in trust preferred
   securities at 4.02% interest                                                     (2,854)
                                                                               -----------
      Total net adjustments--interest expense                                  $    (1,595)
                                                                               ===========

      The use of the sum-of-the-years digits method approximates the level-yield method.

NOTE J

      The following table summarizes the estimated impact of the amortization of the core deposit intangible, the issuance of the trust preferred securities and accretion of the purchase accounting adjustments made in connection with the merger for the years indicated.


                                                   TRUST
     PROJECTED FUTURE           CORE             PREFERRED          OTHER        NET INCREASE
     AMOUNTS FOR THE           DEPOSIT          SECURITIES        PURCHASE        (DECREASE)
       YEARS ENDED           INTANGIBLE          ISSUANCE        ACCOUNTING       IN INCOME
       DECEMBER 31,         AMORTIZATION(1)  INTEREST EXPENSE   NET ACCRETION    BEFORE TAXES
===============================================================================================
                                         (In thousands)
           2003             $      (1,777)    $    (2,854)      $    (1,225)    $   (5,856)
           2004                    (1,777)         (2,854)           (1,290)        (5,921)
           2005                    (1,777)         (2,854)           (1,355)        (5,986)
           2006                    (1,777)         (2,854)           (1,420)        (6,051)
           2007                    (1,777)         (2,854)           (1,350)        (5,981)
    2008 & thereafter              (8,884)         (2,854)           (3,952)       (15,690)

---------------------
(1)  The core deposit intangible is estimated to have a useful life of 10 years and is amortized over 10 years on a straight-line basis.


NOTE K

      Basic and fully diluted weighted average number of common and common stock equivalents utilized for the calculation of earnings per share for the periods presented were calculated using Provident Bankshares' historical weighted average basic and diluted shares plus 7,747,395 shares to be issued to Southern Financial's shareholders under the terms of the merger agreement.


NOTE L

Subsequent to the acquisition of Southern Financial, Provident Bankshares will implement a capital recovery and optimization plan. Under this plan, the Corporation will reduce its pre-merger investments and an offsetting amount of its borrowings by $420 million. This will reduce interest income by $10,879,000 and interest expense by $9,189,000. Additionally, the extinguishment of debt will result in a loss of $8,214,000 included in non-interest income. The impact of these transactions net of an income tax benefit of $3,466,000 reduces retained earnings by $6,438,000.